Exhibit 10.3b

SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Agreement”) is entered into as of June     , 2005, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 10, rue de Vianden, L-2680 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483, MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (collectively, “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors listed on the signature pages hereto (each of Borrowers, Holdings and Subsidiary Guarantors are sometimes referred to herein as a “Loan Party” and, collectively, as the “Loan Parties”), the Lenders and UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent” and together with the Administrative Agent, the “Agents” and each an “Agent”) for the Secured Parties and the Issuing Bank.

RECITALS

A. The Borrowers, Holdings, Subsidiary Guarantors, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank and Agents are parties to that certain Credit Agreement dated as of December 23, 2004 (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). MagnaChip Semiconductor, Ltd., a limited liability company organized under the laws of the Republic of Korea, and U.S. Bank National Association, a national association duly organized and existing under the federal laws of the United States of America, as Collateral Trustee (“Collateral Trustee”), have entered into the Accounts Receivable Assignment Agreement dated as of December 23, 2004 (as amended, the “A/R Agreement”). Unless otherwise specified herein, all capitalized terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have informed the Agents that certain Defaults described in Exhibit A attached hereto (the “Specified Defaults”) have occurred and have been or are expected to be cured by the Borrowers.

C. The Borrowers have requested that the Agents and the Required Lenders make certain acknowledgements and grant certain waivers described below, waive the Specified Defaults, and amend Sections 6.10(a) and 6.24 of the Credit Agreement, and that the Required Lenders waive, the Required Lenders instruct the Collateral Trustee to waive and that the Collateral Trustee waives, certain obligations under the A/R Agreement described below, all upon the terms and subject to the conditions as herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Acknowledgements. The Agents and Lenders hereby acknowledge and agree that:

(a) The form and scope of each of the financial statements, Financial Officer’s certificate and Compliance Certificate delivered by the Borrowers satisfy (as to form and scope) the financial reporting obligations of the Borrowers under Section 5.01(b) and 5.01(c) of the Credit Agreement with respect to the Holdings’ fiscal quarter ended April 3, 2005, and the delivery of substantially similar financial statements and certificates with respect to subsequent fiscal quarters shall satisfy (as to form and scope) the financial reporting obligations set forth in such Sections with respect to such subsequent fiscal quarters.

(b) Based on Holdings’ representation that the information provided to date is accurate and complete, the following obligations set forth in Schedule I of Schedule 5.13 of the Credit Agreement have been satisfied:

(i) Provide a complete, accurate and updated in all material respects list in English of all Improperly Registered IP as of the date thereof that is used or useful in any Company’s business or that can be licensed for meaningful revenue; and

(ii) Provide a complete, accurate and updated in all material respects list in English of all Intellectual Property included in or called for by the Collateral that is registered in countries or jurisdictions outside of Korea, including, but not limited to, in Germany, Great Britain, Japan, Taiwan and the United States (including any Improperly Registered IP and Co-owned Patents therein) as of the date thereof.

(c) The Borrowers are not in breach of their obligation set forth in Schedule I of Schedule 5.13 of the Credit Agreement to register, file and record, and use commercially reasonable efforts to have appropriate third parties register, file and record, in all appropriate offices or agencies, all documents necessary or advisable to evidence or perfect such Liens and security interests including, without limitation, powers of attorney, transmittal forms, local language and/or local law security agreements, and the like for any Intellectual Property that is used or useful in any Company’s business or that can be licensed for meaningful revenue, and there shall be no time limitation to satisfy such obligation. The Borrowers covenant and agree to continue to use their commercially reasonable efforts (and, at the Administrative Agent’s reasonable request, shall provide a reasonably detailed written report to the Administrative Agent with respect to such efforts, together with copies of all filings made) to make such registrations, filings and recordings, and have appropriate third parties make such registrations, filings and recordings, to the extent that the same have not yet been made for any Intellectual Property that is used or useful in any Company’s business or that can be licensed for meaningful revenue.

(d) The form and scope of the earnings releases, earnings release transcripts and lenders’ presentations delivered by the Borrowers satisfy (as to form and scope) the financial reporting obligations of the Borrowers set forth in Sections 5.01(a)(ii) and (iii) and 5.01(b)(ii) and (iii) of the Credit Agreement with respect to Holdings’ fiscal year ended December 31, 2004 and fiscal quarter ended April 3, 2005, and the delivery of documents, releases or presentations containing substantially similar information with respect to subsequent fiscal years and quarters shall be deemed to satisfy (as to form and scope) such obligations with respect to such fiscal years and quarters, respectively.

SECTION 2. Waivers.

(a) The Agents and Lenders hereby waive, the Requisite Lenders hereby instruct the Collateral Trustee to waive, and the Collateral Trustee hereby waives, the obligations set forth in the A/R Agreement and Section 5.01(j) of the Credit Agreement, insofar as they relate to any agreements or transactions with Samsung Electronics Co., Ltd. (“Samsung”) or any of its Affiliates, or any right, title, claim, interest, benefit or sum arising in respect thereof.

(b) The Agents and Lenders hereby waive the obligations set forth in paragraphs 7 and 9 of Schedule 5.13 of the Credit Agreement.

(c) Under the First Amendment to Credit Agreement and Waiver (the “First Amendment”), dated as of May 6, 2005, by and among the Borrowers, the Agents and the other parties thereto, the Agents and Lenders waived the requirement that the ICM Foreign Subs (as defined in the First Amendment) become Subsidiary Guarantors and grant a Lien on their assets and that any Company pledge any securities of, or existing intercompany notes with, the ICM Foreign Subs unless the Disposition (as defined in the First Amendment) is not consummated by June 15, 2005. The Agents and Lenders hereby waive the requirement that the ICM Foreign Subs become Subsidiary Guarantors and grant a Lien on their assets and that any Company pledge any securities of, or existing intercompany notes with, the ICM Foreign Subs; provided, however, that if the Disposition is not consummated by August 31, 2005, each of the ICM Foreign Subs shall have granted a Lien on its assets and the applicable Loan Party holding any securities or intercompany notes of the ICM Foreign Subs shall have pledged such securities or notes, in each case to the extent otherwise required by the Credit Agreement, and each of the ICM Foreign Subs shall be required to become, and shall have become, Subsidiary Guarantors to the extent required by the Credit Agreement.

(d) The Agents and Lenders hereby waive the Specified Defaults. The foregoing waiver shall (i) not be deemed a waiver of any other Default or Event of Default which has occurred, exists or hereafter may occur under the Credit Agreement or any other Loan Document and (ii) not be deemed to establish a custom or course of dealing among the Administrative Agent, Collateral Agent, Lenders, Borrowers other Loan Parties or any of them.

SECTION 3. Amendments to Credit Agreement.

(a) Sections 6.10(a), (b) and (c) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(a) Maximum Total Leverage Ratio. Permit the Total Leverage Ratio, at the last day of each fiscal quarter during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Leverage Ratio
Closing Date – December 31, 2005	5.100 to 1.0
January 1, 2006 – December 31, 2006	3.350 to 1.0
January 1, 2007 – December 31, 2007	3.200 to 1.0
January 1, 2008 – December 31, 2008	3.200 to 1.0
January 1, 2009 and thereafter	2.625 to 1.0

(b) Minimum Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, for any Test Period ending during any period set forth below, to be less than the ratio set forth opposite such period in the table below:

Test Period	Interest Coverage Ratio
Closing Date – December 31, 2005	2.500 to 1.0
January 1, 2006 – December 31, 2006	4.000 to 1.0
January 1, 2007 – December 31, 2007	4.375 to 1.0
January 1, 2008 – December 31, 2008	4.500 to 1.0
January 1, 2009 and thereafter	5.250 to 1.0

(c) Minimum Interest Coverage Ratio (Excluding CapEx). Permit the Consolidated Interest Coverage Ratio (Excluding CapEx), for any Test Period ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

Test Period	Interest Coverage Ratio (Excluding CapEx)
Closing Date – December 31, 2005	1.000 to 1.0
January 1, 2006 – December 31, 2006	1.600 to 1.0
January 1, 2007 – December 31, 2007	2.125 to 1.0
January 1, 2008 – December 31, 2008	2.000 to 1.0
January 1, 2009 and thereafter	3.750 to 1.0

(b) Section 6.24 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.24 Liens on Deposit Accounts and Available Cash. At any time on or after April 1, 2005, neither Holdings nor any Subsidiary Guarantor shall have deposit accounts, security accounts, or similar accounts containing any cash or Cash Equivalents that have not been subjected to a perfected Lien in favor of the Collateral Agent or the Collateral Trustee, as applicable, pursuant to Security Documents in form and substance reasonably satisfactory to the Collateral Agent or the Collateral Trustee, as applicable, other than (i) payroll accounts and trust accounts maintained in the ordinary course of business, (ii) local cash accounts containing funds which were received from account debtors that, not later than three (3) Business Days after deposit of such funds therein, are transferred to a deposit account or security account subject to a perfected Lien in favor of the Collateral Agent or the Collateral Trustee, as applicable, (iii) other accounts (excluding those set forth in clause (iv) below) that do not contain funds in the aggregate in excess of $4,000,000 at any time, (iv) accounts located in Japan and Taiwan that do not have an average monthly balance exceeding $10,000,000, (v) other accounts for which the bank(s) at which such accounts are held and either Agent or the Senior Secured Notes Trustee cannot agree on a form of Security Document (including an account control agreement), and (vi) demand deposit and short-term money market accounts in Korea over which Holdings and the Subsidiary Guarantors have exercised commercially reasonable but unsuccessful efforts to obtain such perfected Liens; provided that the aggregate amount of deposits and amounts in the accounts described in clauses (v) and (vi) shall at no time exceed $20,000,000.”

SECTION 4. Acknowledgement by Borrowers of Obligations and Existing Defaults and Events of Default.

The Borrowers hereby acknowledge, confirm, and agree that as of the close of business on June 19, 2005, (a) the Borrowers are not indebted to the Lenders in respect of the Revolving Loans and (b) the Borrowers are indebted to the Lenders in respect of the Letters of Credit in the principal amount of approximately $13,063,742.95 (subject to currency exchange fluctuations and reductions for any Letters of Credit which are drawn and reimbursed after June 19, 2005). Each of the Borrowers and the other Loan Parties represents, warrants and agrees that except for the Specified Defaults, no other Defaults or Events of Default have occurred which remain continuing as of the date hereof.

SECTION 5. Representations, Warranties and Covenants of Loan Parties. To induce the Agents and Lenders to execute and deliver this Agreement, each of the Loan Parties represent, warrant and covenant that:

(a) The execution, delivery and performance by the Loan Parties of this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized, and this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Each of the representations and warranties made by or on behalf of such Loan Party to either Agent or any Lender in any of the Loan Documents was true and correct when made and in all material respects is true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by such Loan Party on the date hereof and in this Agreement, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s corporate charter, bylaws, operating agreement, purchase agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound;

(d) Agents’ and Lenders’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations (subject only to any Liens permitted under the Loan Documents), and no tax or judgment liens are currently of record against any Loan Party or any Subsidiary thereof; and

(e) The recitals to this Agreement are true and correct.

SECTION 6. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Documents, and all rights of Agents and Lenders and all of the Obligations, shall remain in full force and effect; provided that in the event of a conflict between the terms and provisions of the Credit Agreement or any other Loan Documents (other than this Agreement), the terms and provisions of the Credit Agreement (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time) shall control. Each

Loan Party hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither such Loan Party nor any of its Subsidiaries has any defenses, setoffs, claims, or counterclaims to the Obligations under the Credit Agreement or any other Loan Documents.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement and any consents and waivers set forth herein shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, reinstated.

(c) Upon the effectiveness of this Agreement, all references to the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby, and the term “Loan Documents” shall include, without limitation, this Agreement.

SECTION 7. Costs and Expenses. Each of the Borrowers and the other Loan Parties agrees jointly and severally to reimburse Agents and Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement and the other agreements and documents executed in connection herewith.

SECTION 8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 9. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

SECTION 10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission a signature page of this Agreement signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement.

SECTION 11. Time of Essence. Time is of the essence in the payment and performance of each of the obligations of any of the parties hereunder and with respect to all conditions to be satisfied by such party.

SECTION 12. Further Assurances. Each Loan Party agrees to take, and to cause its Subsidiaries to take, all further actions and to execute and deliver, and to cause its Subsidiaries to execute and deliver, all further documents as the Agents, or either of them, may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

SECTION 13. Effectiveness. This Agreement shall become effective at the time (the “Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Required Lenders in their sole discretion (as evidenced by the Required Lenders’ execution and delivery of this Agreement):

(a) Agreement. Duly executed signature pages for this Agreement signed by the Required Lenders and Loan Parties shall have been delivered to Administrative Agent.

(b) Representations and Warranties. The representations and warranties contained herein shall be true and correct in all material respects, and no Event of Default or Default, in each case other than the Specified Defaults, shall exist on the date hereof.

(c) No Material Adverse Change. Since the Closing Date, there shall have occurred no material adverse change in the business, operations, financial conditions, profits or prospects, or in the Collateral of any Loan Party or any Subsidiary thereof.

(d) Payment of Commitment Fees and Letter of Credit Fees. All outstanding Commitment Fees and Fees related to any of the Letters of Credit shall each have been paid in cash to the Administrative Agent.

*** Signature Page Follows ***

IN WITNESS WHEREOF, this Second Amendment to Credit Agreement and Waiver has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A., a Luxembourg company

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware limited liability company

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company

By:
Name:
Title:

SUBSIDIARY GUARANTORS MAGNACHIP SEMICONDUCTOR, INC., a Delaware company

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR SA HOLDINGS LLC, a Delaware limited liability company

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR LIMITED, a company incorporated in England and Wales with registered number 05232381

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR, LTD., a Japanese company

By:
Name:
Title:

For execution as a deed:

EXECUTED AS A DEED by	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:		Witness:

Name:		Name:

Address:		Address:

For execution otherwise than as a deed:

SIGNED by	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:

Name:

Address:

CERTIFICATION LANGUAGE

I, the undersigned, being a director of MagnaChip Semiconductor Limited, do hereby certify that this document is a true and complete copy of its original.

[Name]
Date:

MAGNACHIP SEMICONDUCTOR, LTD., a Taiwan company

By:
Name:
Title:

MAGNACHIP SEMICONDUCTOR B.V.

By:
Name:
Title:

ISRON Corporation, a Japanese company

By:
Name:
Title:

IC Media Holding Company Limited., a British Virgin Islands company

By:
Name:
Title:

IC Media Corporation., a California company

By:
Name:
Title:

IC Media International Corporation., a Cayman Islands company

By:
Name:
Title:

IC Media Technology Corporation., a Taiwan company

By:
Name:
Title:

IC Media International Corporation., a Taiwan branch

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

UBS SECURITIES LLC, as Arranger, Syndication Agent and Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

UBS LOAN FINANCE LLC, as Swingline Lender

By:
Name:
Title:

By:
Name:
Title:

KOREA EXCHANGE BANK

By:
Name:
Title:

GOLDMAN SACHS & CO

By:
Name:
Title:

CITIGROUP NORTH AMERICA, INC.

By:
Name:
Title:

JPMORGAN CHASE BANK N.A.

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title: